Exhibit 10(t)

AMENDMENT AND JOINDER TO OMNIBUS AGREEMENT DATED

DECEMBER 18, 2006, AMONG ATLAS PIPELINE PARTNERS, L.P. AND

ATLAS PIPELINE OPERATING PARTNERSHIP, L.P., ATLAS

AMERICA, INC., RESOURCE ENERGY, LLC, VIKING RESOURCES,

LLC, ATLAS ENERGY RESOURCES, LLC, AND ATLAS ENERGY

OPERATING COMPANY, LLC

AMENDMENT AND JOINDER TO OMNIBUS AGREEMENT

THIS AMENDMENT AND JOINDER TO OMNIBUS AGREEMENT (this “Amendment”) is made as of December 18, 2006, among Atlas Pipeline Partners, L.P., a Delaware limited partnership, and Atlas Pipeline Operating Partnership, L.P., a Delaware limited partnership (collectively, the “MLP”), Atlas America, Inc., a Delaware corporation (“Atlas America”), Resource Energy, LLC, a Delaware limited liability company (formerly Resource Energy, Inc., “Resource Energy”), Viking Resources, LLC, a Pennsylvania limited liability company (formerly Viking Resources Corporation, “Viking Resources”), Atlas Energy Resources, LLC, a Delaware limited liability company (“Atlas Energy”), and Atlas Energy Operating Company, LLC, a Delaware limited liability company (“Energy Operating”).

RECITALS

A. The MLP, Atlas America, Resource Energy and Viking Resources are parties to the Omnibus Agreement dated February 2, 2000 (the “Omnibus Agreement”) and desire to amend the same in accordance with the terms hereof.

B. Atlas America has formed Atlas Energy and Energy Operating for the purpose of facilitating the initial public offering of Atlas Energy and, pursuant to the Contribution and Assumption Agreement of even date herewith, is transferring all of the issued and outstanding member interests in Resource Energy and Viking Resources to Energy Operating, and the parties hereto wish to join Atlas Energy and Energy Operating to the Omnibus Agreement.

NOW, THEREFORE, in consideration of the premises, and the mutual covenants and agreements herein set forth, and intending to be legally bound, the parties agree as follows:

1. Joinder in the Omnibus Agreement. Effective as of the date hereof, each of Atlas Energy and Energy Operating hereby joins the Omnibus Agreement and accepts and agrees to be bound as a “Resource Entity” thereunder with respect to all of the terms and conditions thereof, except Section 5.2 thereof, and the MLP hereby consents to such joinder.

2. Removal of Atlas America as Primary Obligor; Guaranty. Except to the extent that Atlas America purchases an asset that is first properly presented to Atlas Energy as a Business Opportunity (as defined and as permitted by the Omnibus Agreement of even date herewith, between Atlas America and Atlas Energy, as the same may be amended from time to time), effective as of the date hereof, Atlas America is hereby removed as a primary obligor of the Omnibus Agreement, and the MLP hereby consents to such removal. Atlas America hereby unconditionally and absolutely guarantees the performance of the Resource Entities’ obligations arising under the Omnibus Agreement (the “Guaranteed Obligations”). If the Resource Entities fail or refuse to perform any Guaranteed Obligations, the MLP may make a demand upon Atlas America (a “Demand”). A Demand shall be in writing and shall reasonably and briefly specify in what manner any of the Resource Entities has failed to perform under a Guaranteed Obligation, with a specific statement that the MLP is calling upon Atlas America to perform pursuant to this section. Atlas America agrees that except as expressly set forth herein, it will remain bound under this section notwithstanding any defenses which, pursuant to the laws of suretyship, would otherwise relieve a guarantor of its obligations under a guarantee. Atlas America reserves the right to assert defenses which any of the Resource Entities may have to performance of any Guaranteed Obligation other than defenses arising from the bankruptcy or insolvency of such Resource Entity and other defenses expressly waived hereby.

3. Definitions. The following definitions set forth in the Omnibus Agreement are hereby amended and restated in their entirety as follows:

“Investment Program” means a Person principally engaged in the drilling of natural gas and oil wells for which a Resource Entity or a subsidiary of a Resource Entity acts as a general partner, managing partner or manager and the securities of which have been offered and sold to investors.

“Master Natural Gas Gathering Agreement” means the Master Natural Gas Gathering Agreement among the Resource Entities and the MLP dated as of February 2, 2000, as amended from time to time.

4. Consulting Services. Section 2.5 of the Omnibus Agreement is hereby amended and restated as follows:

Consulting Services in Connection with Acquisitions. The Resource Entities agree to assist the MLP in seeking to identify for possible acquisition Third Party Gathering Systems and to provide consulting services to MLP in evaluating and acquiring any such identified gathering system. Further, the Resource Entities agree to give the MLP prompt written notice of the identification by any of them of any Third Party Gathering System for possible acquisition by such Resource Entity or any Affiliate (each, an “Identified Third Party Gathering System”). Such notice shall set forth all information available to the Resource Entities about the Identified Third Party Gathering System, including the identity the gathering system and its seller and the proposed sales price, and shall include all written information about the Identified Third Party Gathering System provided to the Resource Entities by or on behalf of the seller as well as any information or analyses compiled by the Resource Entities from other sources (collectively, the “Business Opportunity Information”). The Resource Entities shall continue to provide promptly to the MLP any and all Business Opportunity Information subsequently received. Within a time period specified by the Resource Entity’s notice to the MLP, which shall be a reasonable time under the circumstances, the MLP shall advise the Resource Entity in writing whether it wishes to acquire the Identified Third Party Gathering System. If the MLP advises the Resource Entity of its intent to acquire the Identified Third Party Gathering System, the Resource Entities shall refrain from making an offer for the Identified Third Party Gathering System except as permitted hereunder. If the MLP (i) advises the Resource Entity that (with the approval of the conflicts committee of the General Partner) it does not intend to acquire the Identified Third Party Gathering System, (ii) advises the Resource Entity of its intent to acquire the Identified Third Party Gathering System but does not complete the acquisition or investment within a reasonable time after the MLP’s notice of its intent to the Resource Entity or (iii) fails to timely advise the Resource Entity of its intent, any of the Resource Entities shall be free to acquire the Identified Third Party Gathering System.

5. Construction Management Services.Article 3 of the Omnibus Agreement is hereby amended and restated as follows:

In the event the MLP expands the Gathering System or constructs a new addition to the Gathering System, whether pursuant to Article 2 or otherwise, the Resource Entities agree to cause a wholly-owned corporate subsidiary of Atlas Operating to provide to the MLP oversight of construction management in connection with any such expansion as requested by the MLP. The MLP shall pay all third party construction costs related to any such expansion directly to the service provider for the construction services related thereto.

6. Other Terms of the Omnibus Agreement. Except as otherwise expressly provided herein, the Omnibus Agreement is not amended, modified or affected by this Amendment.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

Shipper: ATLAS AMERICA, INC.

By:
Name: Its:

ATLAS ENERGY RESOURCES, LLC

By:
Name: Its:

ATLAS ENERGY OPERATING COMPANY, LLC By: Atlas Energy Resources, LLC, its sole member

By:
Name: Its:

RESOURCE ENERGY, LLC By: Atlas Energy Operating Company, LLC, its sole member By: Atlas Energy Resources, LLC, its sole member

By:
Name: Its:

VIKING RESOURCES, LLC By: Atlas Energy Operating Company, LLC, its sole member By: Atlas Energy Resources, LLC, its sole member

By:
Name: Its:

Gatherer: ATLAS PIPELINE OPERATING PARTNERSHIP, L.P. By: Atlas Pipeline Partners GP, LLC, its general partner

By:
Name: Its:

ATLAS PIPELINE PARTNERS, L.P. By: Atlas Pipeline Partners GP, LLC, its general partner

By:
Name: Its: